UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 27, 2023
KIORA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

332 Encinitas Blvd.
Suite 102
Encinitas, CA 92024
(858) 224-9600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On September 27, 2023, Kiora Pharmaceuticals, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following proposals:

(i) the approval of an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 1,000,000 shares and to revise the provision governing the maximum shares issuable under the evergreen provision;

(ii) the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC; and

(iii) the consideration of a vote upon adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and Proposal No. 2.

The voting results are reported below.

Proposal 1 – Approval of Equity Incentive Plan Amendment

The amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 1,000,000 shares and to revise the provision governing the maximum shares issuable under the evergreen provision was approved. The results of the election were as follows:

Voted For	Votes Against	Votes Abstained
1,872,064	612,104	264,210

Proposal 2 - Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock Pursuant to the Company’s Purchase Agreement with Lincoln Park

The approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC, was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
2,051,285	432,684	264,409

Proposal 3 - Consideration of Adjournment of the Special Meeting

The adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals No. 1 and Proposal No. 2 was approved, although no such adjournment was required as a result of Proposal Nos. 1 and 2 being approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
1,951,845	526,462	270,071

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Melissa Tosca
Melissa Tosca
Executive Vice President of Finance
(Principal financial and accounting officer)

Date: September 27, 2023